UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2021

FORTE BIOSCIENCES, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38052	26-1243872
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1124 W. Carson Street MRL Building 3-320 Torrance, CA	90502
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 618-6994

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	FBRX	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Forte Biosciences, Inc. (the “Company”) held its 2021 annual meeting of stockholders on May 28, 2021 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the Company’s 2021 Equity Incentive Plan (the “2021 Plan”). The description of the 2021 Plan is set forth in the Company’s proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on April 30, 2021, in the section entitled “Proposal No. 3: Approval of the 2021 Equity Incentive Plan” beginning on page 22 of the proxy statement, which is incorporated herein by reference. A copy of the full text of the 2021 Plan is filed as Appendix A to the proxy statement and is incorporated herein by reference. Following the approval of the 2021 Plan at the Annual Meeting, the Company expects that the Board or the Compensation Committee will make grants of awards under the 2021 Plan to eligible participants.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

As set forth above, the Company held the Annual Meeting on May 28, 2021. Of the 13,511,716 shares of the Company’s common stock outstanding as of the record date of March 31, 2021, 10,815,565 shares were represented at the Annual Meeting, either by proxy or by attending the meeting, constituting approximately 80.05% of the outstanding shares of common stock. The matters voted on at the Annual Meeting and the votes cast with respect to each such matter are set forth below:

1.

Election of Class I Directors. The following nominee was elected to serve as a Class I director, to hold office until the Company’s 2024 annual meeting of stockholders or until his respective successor has been duly elected and qualified:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Donald A. Williams	8,791,579	47,282	1,976,704

2.

Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 was ratified based on the following results of voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,780,552	852	34,161	—

3.	2021 Equity Incentive Plan. The Company’s stockholders approved the 2021 Plan. The votes regarding the proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,778,641	27,549	32,671	1,976,704

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTE BIOSCIENCES, INC.

Date: June 4, 2021	By:	/s/ Antony Riley
Antony Riley Chief Financial Officer